EXECUTION COPY





                               PURCHASE AGREEMENT

                                  dated as of

                                 March 15, 2000

                                    between

                        MORGAN STANLEY AIRCRAFT FINANCE

                                      and

                               MS FINANCING INC.

                       relating to the purchase and sale

                                       of

                  100% of the beneficial interest in each of:

                                     MSA II
                                    MSA III
                                     MSA IV
                                     MSA V
                                     MSA VI
                                      and
                                    MSA VII


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                               TABLE OF CONTENTS

                             ----------------------

                                                                           PAGE
                                                                           ----
                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01.  Definitions...................................................1

                                   ARTICLE 2
                               PURCHASE AND SALE

SECTION 2.01.  Purchase and Sale.............................................2
SECTION 2.02.  Closing.......................................................2

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

SECTION 3.01.  Existence and Power...........................................3
SECTION 3.02.  Corporate Authorization.......................................3
SECTION 3.03.  Governmental Authorization....................................3
SECTION 3.04.  Noncontravention..............................................3
SECTION 3.05.  Ownership of Beneficial Interest..............................3
SECTION 3.06.  No Undisclosed Material Liabilities...........................4

                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF BUYER

SECTION 4.01.  Existence and Power...........................................4
SECTION 4.02.  Authorization.................................................4
SECTION 4.03.  Governmental Authorization....................................4
SECTION 4.04.  Noncontravention..............................................4

                                   ARTICLE 5
                             CONDITIONS TO CLOSING

SECTION 5.01.  Conditions to Obligations of Buyer and Seller.................5
SECTION 5.02.  Conditions to Obligation of Buyer.............................5
SECTION 5.03.  Conditions to Obligation of Seller............................5


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                                                                           PAGE
                                                                           ----

                                   ARTICLE 6
                                INDEMNIFICATION

SECTION 6.01.  Indemnification...............................................5
SECTION 6.02.  Procedures....................................................6

                                   ARTICLE 7
                                  TERMINATION

SECTION 7.01.  Grounds for Termination.......................................6
SECTION 7.02.  Effect of Termination.........................................6

                                   ARTICLE 8
                                 MISCELLANEOUS

SECTION 8.01.  Notices.......................................................6
SECTION 8.02.  Amendments and Waivers........................................7
SECTION 8.03.  Expenses......................................................8
SECTION 8.04.  Successors and Assigns........................................8
SECTION 8.05.  Governing Law.................................................8
SECTION 8.06.  Jurisdiction..................................................8
SECTION 8.07.  WAIVER OF JURY TRIAL..........................................8
SECTION 8.08.  Counterparts; Third Party Beneficiaries.......................9
SECTION 8.09.  Entire Agreement..............................................9
SECTION 8.10.  Captions......................................................9


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                               PURCHASE AGREEMENT


     AGREEMENT dated as of March 15, 2000 between Morgan Stanley Aircraft Finance, a Delaware business trust, ("Buyer"), and MS Financing Inc., a Delaware corporation ("Seller").

                             W I T N E S S E T H :

     WHEREAS, Seller is the owner of 100% of the beneficial interest (the "Beneficial Interest") in each of MSA II, MSA III, MSA IV, MSA V, MSA VI and MSA VI (collectively the "Trusts") and desires to sell the Beneficial Interest in each of the Trusts to Buyer, and Buyer desires to purchase the Beneficial Interest in each of the Trusts from Seller, upon the terms and subject to the conditions hereinafter set forth;

     The parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     SECTION 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

     "Closing Date" means March 15, 2000.

     "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

     "MSAF Trust Agreement" means the fourth amended and restated trust agreement of Morgan Stanley Aircraft Finance dated as of March 15, 2000.


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     (b) Each of the following terms is defined in the Section set forth opposite such term:

          Term                                      Section

          Closing                                     2.02
          Damages                                     6.01
          Indemnified Party                           6.02
          Indemnifying Party                          6.02
          Purchase Price                              2.01


                                   ARTICLE 2
                               PURCHASE AND SALE

     SECTION 2.01. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Beneficial Interest in each of the Trusts at the Closing. The purchase price for the Beneficial Interest in each of the Trusts (the "Purchase Price") is $12,458,173 in cash. The Purchase Price shall be paid as provided in Section 2.02.

     SECTION 2.02. Closing. The closing (the "Closing") of the purchase and sale of the Beneficial Interests in each of the Trusts hereunder shall take place at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, on the Closing Date, simultaneous with satisfaction of the conditions set forth in Article 5. At the Closing:

          (a) Buyer shall deliver to Seller:

               (i) the Purchase Price in immediately available funds by wire transfer to an account of Seller with a bank in New York City designated by Seller, by notice to Buyer, not later than two business days prior to the Closing Date (or if not so designated, then by certified or official bank check payable in immediately available funds to the order of Seller in such amount) and

               (b) Seller shall deliver to Buyer an amended and restated trust agreement for each of the Trusts evidencing the transfer of the Beneficial Interests in each of the Trusts.


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                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Buyer as of the date hereof and as of the Closing Date that:

     SECTION 3.01. Existence and Power. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Each Trust is a statutory business trust duly formed, validly existing and in good standing under the laws of Delaware and has all necessary powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its activities as now conducted.

     SECTION 3.02. Corporate Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby are within Seller's corporate powers and have been duly authorized by all necessary corporate action on the part of Seller. This Agreement constitutes a valid and binding agreement of Seller.

     SECTION 3.03. Governmental Authorization. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental body, agency or official.

     SECTION 3.04. Noncontravention. The execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws of Seller, (ii) assuming compliance with the matters referred to in
Section 3.03, violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller or to a loss of any benefit to which Seller is entitled under any provision of any agreement or other instrument binding upon Seller or (iv) result in the creation or imposition of any Lien on any asset of the Seller.

     SECTION 3.05. Ownership of Beneficial Interest. Seller is the record and beneficial owner of the Beneficial Interest in each of the Trusts, free and clear of any Lien and any other limitation or restriction, and will transfer and deliver to


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Buyer at the Closing valid title to the Beneficial Interest in each of the
Trusts free and clear of any Lien and any such limitation or restriction.

     SECTION 3.06. No Undisclosed Material Liabilities. There are no liabilities of the Trusts of any kind, other than intercompany loans in an aggregate amount of $936,773,444 made by the Seller to the Trusts.

                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as of the date hereof and as of the Closing Date that:

     SECTION 4.01. Existence and Power. Buyer is a statutory business trust duly formed, validly existing and in good standing under the laws of Delaware and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted.

     SECTION 4.02. Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby are within the corporate powers of Buyer have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer.

     SECTION 4.03. Governmental Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby require no material action by or in respect of, or material filing with, any governmental body, agency or official other than actions or filings that have already been taken or made or will be taken or made by such Buyer.

     SECTION 4.04. Noncontravention. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the MSAF Trust Agreement or (ii) assuming compliance with the matters referred to in Section 4.03, violate any applicable material law, rule, regulation, judgment, injunction, order or decree.


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                                   ARTICLE 5
                             CONDITIONS TO CLOSING

     SECTION 5.01. Conditions to Obligations of Buyer and Seller. The obligations of Buyer and Seller to consummate the Closing are subject to the satisfaction of the following condition:

               (a) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

     SECTION 5.02. Conditions to Obligation of Buyer. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following further conditions:

               (a) (i) Seller shall have performed in all material respects all of its obligations hereunder required to be performed by it on or prior to the Closing Date, (ii) the representations and warranties of Seller contained in this Agreement and in any certificate or other writing delivered by Seller pursuant hereto and (iii) Buyer shall have consummated its offering of six subclasses of notes.

     SECTION 5.03. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the satisfaction of the following further conditions:

               (a) (i) Buyer shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date and (ii) the representations and warranties of Buyer contained in this Agreement and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date, as if made at and as of such date.

                                   ARTICLE 6
                                INDEMNIFICATION

     SECTION 6.01. Indemnification. (a) Seller hereby indemnifies Buyer and its Affiliates against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by Buyer or any Affiliate of Buyer arising out of any misrepresentation or breach


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of warranty, covenant or agreement made or to be performed by Seller pursuant to this Agreement.

     (b) Buyer hereby indemnifies Seller and its Affiliates against and agrees to hold each of them harmless from any and all Damages incurred or suffered by Seller or any of its Affiliates arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by Buyer pursuant to this Agreement.

     SECTION 6.02. Procedures. party seeking indemnification under Section 6.01 (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section. The Indemnifying Party may at the request of the Indemnified Party participate in and control the defense of any such suit, action or proceeding at its own expense. The Indemnifying Party shall not be liable under Section 6.01 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.

                                   ARTICLE 7
                                  TERMINATION

     SECTION 7.01. Grounds for Termination. This Agreement may be terminated at any time prior to the Closing by Buyer or Seller. The party desiring to terminate this Agreement pursuant to this Section shall give notice of such termination to the other party.

     SECTION 7.02. Effect of Termination. If this Agreement is terminated as permitted by Section 7.01, such termination shall be without liability of either party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement. The provisions of Sections 8.03, 8.05, 8.06 and 8.07 shall survive any termination hereof pursuant to Section 7.01.


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                                   ARTICLE 8
                                 MISCELLANEOUS

     SECTION 8.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

     if to Buyer, to:

          Morgan Stanley Aircraft Finance
          c/o Cabot Aircraft Services Limited
          Regus House
          Harcourt Centre
          Harcourt Road
          Dublin 2
          Ireland
          Attention: Mr. Kieran O'Keefe
          Fax: + 353 1 402 9496

          with a copy to:

          Davis Polk & Wardwell
          99 Gresham Street
          London EC2V 7NG
          Attention: Keith Kearney
          Fax: + 44 171 418 1400

     if to Seller, to:

          MS Financing Inc.
          c/o Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, NY 10036
          Attention: Ms. Debra Aaron
          Fax: +1 212 762 6912

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.


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     SECTION 8.02. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 8.03. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     SECTION 8.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to purchase all or a portion of the Beneficial Interest in any of the Trusts but no such transfer or assignment will relieve Buyer of its obligations hereunder.

     SECTION 8.05. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York , without regard to the conflicts of law rules of such state.

     SECTION 8.06. Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York or any other New York State court sitting in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each


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party agrees that service of process on such party as provided in Section 8.01 shall be deemed effective service of process on such party.

     SECTION 8.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 8.08. Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     SECTION 8.09. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     SECTION 8.10. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   MORGAN STANLEY AIRCRAFT FINANCE


                                   By: /s/ Brian J. Gill
                                      --------------------------------------
                                      Name:
                                      Title:


                                   MS FINANCING INC.


                                   By: /s/ Debra Aaron
                                      --------------------------------------
                                      Name:  Debra Aaron
                                      Title: Vice President


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